UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2005

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

14315 West Hardy Road, Houston, Texas 77060

(Address of principal executive offices)

(281) 847-0029

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Description of New Agreements

Background

North American Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries TieTek LLC (“TieTek”), and TieTek Technologies, Inc. (“TTT”), are parties to a Construction Loan Agreement, dated February 4, 2004, as amended, with Opus 5949 LLC (“Opus”), under which $15,022,115.68 in principal and interest was outstanding as of July 7, 2005 (the “Construction Loan”).

TieTek previously failed to make the $757,944 payment of principal and interest due April 1, 2005 on the Construction Loan. On May 9, 2005, the Company, TieTek and TTT (collectively, the “Borrowers”) entered into a Forbearance Agreement (the “Forbearance Agreement”) with Opus pursuant to which Opus agreed to defer receipt of the principal payments due under the Construction Loan until January 1, 2006 and to forbear in the enforcement of its rights thereunder until December 31, 2005. Upon the execution of the Forbearance Agreement, TieTek executed a promissory note to Opus in the amount of $407,944.45 (the “April Note”), representing the interest payment originally due under the Construction Loan on April 1, 2005.

Under the Forbearance Agreement, the Borrowers were obligated:

•	to select special counsel and an investment banker to determine the feasibility of refinancing the Construction Loan, and/or obtaining a bridge loan, a working capital loan or a permanent loan;

•	to solicit from certain of the Company’s large shareholders financing for the Borrower’s cash needs during the period necessary for TieTek to achieve stabilization of its manufacturing processes;

•	to obtain a commitment for such additional financing on or before July 30, 2005;

•	to engage one or more consultants to assist the Borrower in improving its operations and stabilizing the manufacturing processes; and

•	to provide to Opus certain financial information on an accelerated basis.

The Company began thereafter to vigorously seek new financing to comply with the terms of the Forbearance Agreement and to otherwise fund the Company’s operations. After an extensive search, the Company received only one offer of financing from an investor group composed primarily of the Company’s largest shareholders. The Company was unable to locate any other group of investors willing to advance new funds to the Company to finance its operations.

The Company believes that the amendments that it has negotiated to the Construction Loan and the new financing that it has received from its existing stockholder group taken together are highly beneficial to the Company and should provide adequate capital to the Company to continue its operations and stabilize its manufacturing processes throughout the next twelve months.

Amendment to Construction Loan

On July 7, 2005, the Company, TTT and TieTek entered into a Limited Waiver and First Amendment to Construction Loan Agreement (the “Loan Amendment”) with Opus which amends the provisions of the Construction Loan.

Pursuant to the Loan Amendment, the following changes were made to the Construction Loan:

•	Opus waived the events of default that had occurred under the Construction Loan prior to the date of the Loan Amendment.

•	The Company issued 4,541,822 shares of its common stock, $.001 par value per share (“Common Stock”), to Opus in payment of all of the principal owing on the April Note in the amount of $407,944.45 and $614,171.23 in interest owing under the April Note and the Construction Loan. The shares of Common Stock issuable to Opus were valued at $0.225045 per share, equal to the average trading value of the Common Stock on the twenty trading days prior to the closing of the Loan Amendment.

•	TieTek executed an Amended and Restated Note (the “New Note”) to Opus in the amount of $14,000,000, bearing interest while the Debentures (defined below) are outstanding and not in default at 7% per annum.

•	Interest is payable quarterly on the New Note by issuance of shares of Common Stock with a market value, on the twenty trading days immediately prior to the time of their issuance, equal to the interest payment then due.

•	Beginning July 7, 2006, the New Note begins bearing interest at the prime rate plus 7%, payable in cash.

Sale of Securities

In connection with the Loan Amendment, on July 7, 2005, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sponsor Investments, LLC (“Sponsor”), Toibb Investment LLC (“Toibb Investment”), Michael Toibb (“Toibb”), Scott M. and Cheryl L. Hergott Living Trust (“Hergott”), Crestview Capital Master, LLC (“Crestview”), Midsummer Investment Ltd. (“Midsummer”), and Islandia, LP (“Islandia”, and, together with Sponsor, Toibb Investment, Toib, Hergott, Crestview and Midsummer, collectively referred to as the “Purchasers”) in which the Company agreed to issue to the Purchasers $5,000,000 in principal amount of 7% Convertible Debentures (“Debentures”) and warrants (“Warrants”) to purchase up to 5,554,438 shares of common stock, $.001 par value (“Common Stock”), of the Company at $0.24 per share. The following table sets forth the face amount of the Debentures and the number of Warrants purchased by each of the Purchasers.

Name of Purchaser	Principal Amount of Debentures	No. of Warrants
Sponsor Investments, LLC	$2,325,000	2,528,813.50
Toibb Investment LLC	940,000	1,044,234.27
Michael Toibb	50,000	55,544.38
Scott M. and Cheryl L. Hergott Living Trust	50,000	55,554.38
Crestview Capital Master, LLC	845,000	938,699.96
Midsummer Investment Ltd.	565,000	627,651.45
Islandia, LP	225,000	249,949.69

Total	$5,000,000	5,554,437.63

All of the Purchasers, other than Toibb Investment, Toibb and Hergott (the “Existing Shareholders”), were, prior to the purchase of securities pursuant to the Securities Purchase Agreement, significant shareholders of the Company. The Existing Shareholders collectively beneficially owned, prior to such purchase, a majority of the outstanding shares of the Company’s Common Stock. The Existing Shareholders also were previously responsible for appointing all of the current members of the Company’s board of directors pursuant to a shareholders agreement with the Company, the term of which has since expired. Sponsor, which is one of the Existing Shareholders, is also an affiliate of Opus, which is the lender under the Construction Loan and was issued Common Stock in connection with the Loan Amendment.

Concurrently with the execution of the Securities Purchase Agreement, the Company, the Purchasers and Feldman Weinstein, LLP, as custodial agent for and for the benefit of the Purchasers (“Custodian”) entered into a Custodial and Security Agreement (“Custodial Agreement”). Pursuant to the Custodial Agreement, the proceeds of the sale of the Debentures and the Warrants were deposited with the Custodian. At the closing of the sale, the Custodian distributed $2,000,000 of such proceeds to the Company and placed the remaining $3,000,000 in an account (the “Account”). Thereafter, in order to withdraw funds from the Account, the Company must submit to the Custodian, at least three business days prior to any such withdrawal, a request for funding which may not exceed certain funding caps set forth in the Securities Purchase Agreement. Each funding request must include a resolution of a committee of disinterested directors of the Company requesting the funds.

After receipt of a funding request from the Company, the Custodian will be obligated (in the absence of a veto exercised by Purchasers holding at least 66 2/3% of the principal value of the Debentures) to provide the requested funds to the Company. No requests for funding may be made after July 7, 2006. If less than all of the funds are released from the Account, the remainder will be held by the Custodian for the benefit of the Purchasers. Any Purchaser may request the return of all funds held in the Account to the Purchasers (a) if the Company has not requested funds from the Account for more than forty-five (45) days or (b) at any time after a funding date in May 2006. The return of the funds held in the Account to the Purchasers will be deemed a repayment of such amount under the Debentures.

At all times during the term of the Custodial Agreement, the Custodian will hold amounts in the Account as security for the repayment of the obligations under the Debentures, and may foreclose on such Account in the event of any default under the Debentures. The source of the funds used by the Purchasers was private funds.

The Company will use the proceeds from the sale of these securities primarily to fund the stabilization of its manufacturing processes. Approximately $333,335 in these funds will be used to finance the mandatory redemption of the remaining 250 shares of Series AA Convertible Preferred Stock (“Series AA Shares”) now outstanding. In connection with the change of control of the Company that occurred on February 22, 2005, each holder of Series AA Shares was entitled to require the Company to redeem his shares for 130% of the stated value thereof. On May 19, 2005, the sole remaining holder of Series AA Shares presented a demand to the Company that the Company redeem its shares because of such change in control. Following this redemption, no further Series AA Shares will be outstanding. The Company will also issue to the holder of the Series AA Shares approximately 47,971 shares of Common Stock in payment of dividends accrued on such shares.

The Debentures accrue interest at 7% per annum and are payable in full on July 7, 2006. Principal of the Debentures is convertible, at any time, into shares of Common Stock of the Company at a conversion price of $0.22 per share, subject to adjustment for certain antidilution events. Interest only is payable on the Debentures on October 1, January 1, April 1 and July 1 of each year during which the Debentures are outstanding in shares of Common Stock of the Company valued at the lower of $0.22 and the daily volume weighted average trading price of the Common Stock on the 20 days prior to the date such interest payment is due. The Company and the Purchasers have agreed that the Company may not make payments, and the Purchasers will not accept payments, with respect to the Debentures (other than in shares of Common Stock) until the Construction Loan is paid in full.

The Debentures contain liquidated damages provisions in the event the Company fails to deliver certificates for shares of Common Stock issuable thereunder within the time periods required. In addition, in the event of a default under the Debentures, the Company will be obligated to pay interest at 18% after the default and pay the higher of (a) 110% of the principal amount of the Debentures and (b) the then market value of the Common Stock issuable upon conversion of the Debentures.

So long as any portion of the Debentures is outstanding, the Company may not and may not permit any of its subsidiaries to directly or indirectly:

•	enter into, create or suffer to exist any indebtedness for borrowed money of any kind other than the Construction Loan;

•	enter into, create or suffer to exist any liens of any kind, on or with respect to any of its property other than Permitted Liens (as defined in the Debentures);

•	amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of a Purchaser;

•	repay, repurchase or acquire more than a de minimis number of shares of its Common Stock;

•	enter into any agreement with respect to any of the foregoing; or

•	pay cash dividends or distributions on any equity securities of the Company other than as required by the Company’s Series AA Preferred Stock.

The following will constitute events of default under the Debentures:

•	any default in the payment of (A) the principal amount of any Debenture, or (B) interest which default is not cured within the applicable grace periods;

•	the Company shall fail to observe any other covenant or agreement contained in the Debentures which failure is not cured within the applicable grace periods;

•	a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Securities Purchase Agreement, the Debentures, the Warrants, the Restated Registration Rights Agreement (as defined below) or the Custodial Agreement (collectively, the “Transaction Documents”), or (B) any other material agreement, lease, document or instrument to which the Company or any subsidiary is bound;

•	any representation or warranty made in any Transaction Documents, or in any other report, financial statement or certificate made or delivered to a holder of a Debenture shall be untrue or incorrect in any material respect as of the date when made;

•	the Company or any of its subsidiaries shall commence a case, as debtor, under any applicable bankruptcy or insolvency laws or suffer from one of a number of events that would indicate its bankruptcy or insolvency;

•	the Company or any subsidiary shall default in any of its obligations under any instrument under which an amount exceeding $150,000 exists and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

•	the Company shall be a party to any Change of Control Transaction (as defined in the Debentures) or Fundamental Transaction (as defined in the Debentures), shall agree to sell or dispose of all or in excess of 33% of its assets in one or more transactions or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock;

•	the Company shall fail to comply with its obligation to hold a meeting of its shareholders for the purpose of approving an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock to a number that is sufficient for the Company to issue authorized shares of Common Stock to each holder of Common Stock equivalents upon the exercise or conversion thereof; or

•	after September 1, 2005, the Company shall fail for any reason to deliver certificates to a holder prior to the third trading day after the holder is entitled thereto.

No holder is allowed to convert any Debentures if, after giving effect to such conversion, the holder and its affiliates would beneficially own in excess of 4.99% of the Common Stock outstanding. A holder may waive this limitation on the number of shares held by it if it provides at least 61 days prior notice of its waiver to the Company.

The Warrants have a three-year term and are exercisable at any time, in whole or in part. The number of shares exercisable under the Warrants and the exercise price are subject to adjustment in the event of a stock split, combination, reclassification, stock distribution or dividend. The Warrants also contain customary provisions regarding the conversion of the Warrants in the event of a reclassification, consolidation, merger, sale of substantially all the assets of the Company or similar corporate transaction. No holder is allowed to exercise any Warrants if, after giving effect to such exercise, the holder and its affiliates would beneficially own in excess of 4.99% of the Common Stock outstanding. A holder may waive this limitation on the number of shares held by it if it provides at least 61 days prior notice of its waiver to the Company.

On February 22, 2005, the Company entered into a Registration Rights Agreement (“Registration Agreement”) with certain of its stockholders. On July 7, 2005, the Company entered into an Amended and Restated Registration Rights Agreement (“Restated Registration Rights Agreement”) with such stockholders, the Purchasers and Opus that includes the shares of Common Stock issuable pursuant to the Loan Amendment, the Debentures and the Warrants as registrable shares thereunder. Under the Restated Registration Rights Agreement, the Company is obligated, at its own expense, to register for sale with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Securities Act”) the Common Stock of the Company held or acquired by any of the stockholders a party thereto. A request for a demand registration may not be made prior to the one-year anniversary of execution of the Restated Registration Rights Agreement. The Participating Stockholders have the right to make six “long-form” demands for registration and unlimited “short-form” demands for registration, and have unlimited “piggyback” registration rights.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As described under Item 1.01 above, the Company has (a) entered in the Loan Amendment which amends the terms of the Construction Loan and (b) issued $5,000,000 in Debentures.

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

As described under Item 1.01 above, the Company has entered into the Securities Purchase Agreement pursuant to which it issued $5,000,000 in principal amount in Debentures and Warrants to purchase up to 5,554,437.63 shares of Common Stock. In addition, the Company issued 4,541,822 shares of its Common Stock to Opus in payment of $407,944.35 in principal and $614,171.23 in interest owed to it. The Company also issued to the holder of the Series AA Shares 47,971 shares of Common Stock in payment of dividends accrued on such shares. Shares of Common Stock are also issuable: (a) as payments of interest under the New Note and the Debentures; and (b) upon conversion of the Debentures. The foregoing securities were offered and sold in private transactions in accordance with Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, based on the investment representations and position as informed, accredited investors of the recipients thereof. The sales were made without the use of an underwriter or selling agent, and no commissions or underwriting discounts were paid in connection with such sales.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10	Material Contracts

10.1	Securities Purchase Agreement dated July 7, 2005, between the Company and Sponsor Investments, LLC, Toibb Investment LLC, Michael Toibb, Scott M. and Cheryl L. Hergott Living Trust, Crestview Capital Master, LLC, Midsummer Investment Ltd., and Islandia, LP (the “Purchasers”).

10.2	Form of 7% Convertible Debenture issued pursuant to the Securities Purchase Agreement dated July 7, 2005.

10.3	Form of Warrant issued pursuant to the Securities Purchase Agreement dated July 7, 2005.

10.4	Custodial and Security Agreement, dated July 7, 2005, among the Company, the Purchasers and Feldman Weinstein LLP, as custodial agent for the benefit of the Purchasers.

10.5	Limited Waiver and First Amendment to Construction Loan Agreement dated July 7, 2005, between OPUS 5949 LLC, the Company, TieTek LLC, and TieTek Technologies, Inc.

10.6	Amended and Restated Note in the amount of $14,000,000 issued by TieTek LLC to Opus 5949 LLC

10.7	Amended and Restated Registration Rights Agreement among the Company, dated July 7, 2005, between the Company, the Purchasers and certain other shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

/s/ Joe B. Dorman
Joe B. Dorman, CFO

Dated: July 13, 2005